United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2011

TechPrecision Corporation
(Exact Name of registrant as specified in its charter)

Delaware	0-51378	51-0539828
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3477 Corporate Parkway # 140, Center Valley, PA	18034
(Address of Principle Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 484-693-1700

Not Applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-Commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Previous Independent Registered Public Accounting Firm

On July 6, 2011, in connection with the selection of KPMG LLP (“KPMG”) as the independent registered public accounting firm of TechPrecision Corporation (the “Company”), the audit committee (“Audit Committee”) of the board of directors (“Board”) of the Company notified Tabriztchi & Co., CPA, P.C. (“Tabriztchi”) that it had determined to dismiss Tabriztchi as the Company’s independent registered public accounting firm.

The reports of Tabriztchi on the Company’s consolidated financial statements as of and for the years ended March 31, 2011 and 2010, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

           During the Company’s fiscal years ended March 31, 2011 and March 31, 2010, and through July 6, 2011, there were no disagreements between the Company and Tabriztchi on any matter of accounting principle or practice, financial statement disclosure, or auditing scope of procedure that, if not resolved to Tabriztchi’s satisfaction, would have caused it to make reference in connection with their audit report to the subject matter of the disagreements, or “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the above disclosures to Tabriztchi and requested that Tabriztchi provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of Tabriztchi’s letter will be filed as an amendment to this current report on Form 8-K within two days of receipt by the Company.

(b)           Engagement of New Independent Registered Public Accounting Firm

Also on July 6, 2011, the Audit Committee of the Company notified KPMG that it would engage KPMG as the Company’s independent registered public accounting firm commencing July 6, 2011.

During the Company’s fiscal years ended March 31, 2011 and 2010, and through July 6, 2011, neither the Company nor anyone acting on its behalf consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or any other matter or reportable event listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechPrecision Corporation

Date July 11, 2011	By:	/s/ Richard F. Fitzgerald
Name: Richard F. Fitzgerald
Title: Chief Financial Officer